Exhibit 3.1



                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1.  Name  of  Corporation:

          Data Call Wireless

2.  Resident  Agent  Name  and  Street  Address:

          Melanie Scott
          750 Royal Crest Circle #325
          Las Vegas, Nevada 89109

3.   Shares:

          Number of shares with par value: 75,000,000    Par Value: $0.001
          Number of shares without par value: - 0 -

4.   Governing  Board

          Shall be styled as 1 Directors or    Trustees.
                            ---            ----

          Names, Addresses, Number of Board of Directors/Trustee

               Richard Clemens
               7816 Kristina Lane,
               Frisco, Texas 75034

5.   Purpose:

          The purpose of this Corporation shall be:

               Sales

6.   Other  Matters:

          Number of additional pages attached:
                                              ------------

7.   Names,  Addresses  and  Signatures  of  Incorporators

          Richard Clemens
          7816 Kristina Lane,
          Frisco, Texas 75034

          /s/  Richard  Clemens
          -------------------------
          Signature

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Notary:

          This Instrument was acknowledged before me on:

          4/4/02 by
          ---------

          Richard Clemens
          ---------------
          Name of person

          As Incorporator

          of Data Call Wireless
          -----------------------------------------------------
         (Name of party on behalf of whose instrument executed)

         /s/ Melanie Beth Scott
         -----------------------
         Notary Public Signature

8.   Certificate of Acceptance of Appointment of Registered Agent:

          I, Melanie Scott hereby accept appointment as Resident Agent for the above

          /s/ Melanie Scott                            4/4/02
          -----------------------------------          -------------------------
          Signature of Resident Agent                  Date

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